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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 2059


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 26, 2001
                 Date of Report (Date of Earlier Event Report)

                                KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                              1-4171                        38-0710690
          (State or other jurisdiction of         (Commission File Number)      (IRS Employer Identification
                   incorporation)                                                          Number)
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                               ONE KELLOGG SQUARE
                       BATTLE CREEK, MICHIGAN 49016-3599
               (Address of principal executive offices)(zip code)

                                 (616) 961-2000
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 26, 2001, Kellogg Company, a Delaware corporation (the
"Registrant"), completed its acquisition of Flowers Industries, Inc., a Georgia corporation ("Flowers Industries"), through the merger (the "Flowers
Merger") of Kansas Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Flowers Merger Subsidiary"), with and into Flowers Industries, pursuant to the Agreement and Plan of Restructuring and Merger, dated as of October 26, 2000, by and among Flowers Industries, the Registrant and Flowers Merger Subsidiary. Prior to the Registrant's acquisition of Flowers Industries, Flowers Industries transferred all of its assets, other than its Keebler Foods Company stock, and certain of its liabilities to a wholly-owned subsidiary, and then distributed the stock of this subsidiary to its stockholders in a spin-off. As a result of the Flowers Merger, Flowers Industries became a wholly owned subsidiary of the Registrant and each share of Flowers Industries common stock, par value $0.625 per share, outstanding on March 26, 2001, was converted into the right to receive $12.50 in cash.

         Also on March 26, 2001, the Registrant completed its acquisition of Keebler Foods Company, a Delaware corporation ("Keebler"), through the merger
(the "Keebler Merger," and together with the Flowers Merger, the "Mergers") of FK Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, with and into Keebler, pursuant to the Agreement and Plan of Merger, dated as of October 26, 2000, by and among Keebler, the Registrant and FK Acquisition Corp., a Georgia corporation. As a result of the Keebler
Merger, Keebler became a wholly owned subsidiary of the Registrant and each share of Keebler common stock, par value $0.01 per share, outstanding on March
26, 2001 (other than shares of Keebler common stock held by Flowers Industries), was converted into the right to receive $42.00 in cash.

         The acquisition of Keebler had a transaction value of approximately
$4.5 billion, including the assumption (or repayment) of approximately $700 million in debt. The acquisition was financed through a private placement of short-term and long-term debt securities, including the Registrant's 5.50%
Notes due 2003, 6.00% Notes due 2006, 6.60% Notes due 2011 and 7.45% Notes due
2031.

         A copy of the press release issued by the Registrant on March 26, 2001, regarding the Mergers is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

          The required financial statements for Keebler Foods Company are listed in Exhibit 99.2 hereto and are hereby incorporated by reference.

(b)       Pro forma financial information.


          Pro forma financial information related to the Registrant's acquisition of Keebler on March 26, 2001 is filed as Exhibit 99.3 hereto and is hereby incorporated by reference.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          This Form 8-K, together with the information attached as Exhibits hereto, contains "forward-looking statements" discussing, among other things, projections concerning volumes, sales, operating profit growth, gross profit margins, selling, general and administrative expenses as a percentage of net sales, effective income tax rates, capital spending, the impact of acquisitions and dispositions, as well as savings, headcount reductions and future cash outlays related to streamlining initiatives. Forward-looking statements include predictions of future results and may contain the words "expects," "believes,"
"will," "will deliver," "anticipates," "projects," or words or phrases of similar meaning.





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     The Registrant's actual results for future periods could differ materially from the opinions and statements expressed with respect to future periods.  In particular, the Registrant's future results could be affected by factors relating to the recently completed acquisition of Keebler, including integration problems, the failure to achieve synergies, unanticipated liabilities and the substantial amount of indebtedness incurred to finance the acquisition.

     In addition, the Registrant's future results could be affected by a variety of other factors, including,

     -    competitive conditions in our markets;

     -    marketing spending levels and pricing actions of competitors;

     - the impact of competitive conditions, marketing spending and/or incremental pricing actions on actual volumes and product mix;

     -    effectiveness of advertising and marketing spending or programs;

     -    the success of new product introductions;

     -    the availability of and interest rates on short-term financing;

     - the levels of spending on system initiatives, properties, business opportunities, integration of acquired businesses and other general and administrative costs;

     -    commodity price and labor cost fluctuations;

     -    changes in consumer preferences;

     -    changes in U.S. or foreign regulations affecting the food industry;

     - expenditures necessary to carry out streamlining initiatives and savings derived from these initiatives; and

     -    foreign economic conditions, including currency rate fluctuations.

These and the other factors elsewhere in this current report herein are not necessarily all of the important factors that could cause our results to differ materially from those expressed in all of our forward-looking statements.
Forward-looking statements speak only as of the date they were made and we undertake no obligation to update them.

(c)       Exhibits.

     2.1 Agreement and Plan of Restructuring and Merger, dated as of October 26, 2000, by and among Flowers Industries, Inc., Kellogg
              Company and Kansas Merger Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kellogg Company on November 7, 2000).

     2.2 Agreement and Plan of Merger, dated as of October 26, 2000, by and among Keebler Foods Company, Kellogg Company and FK
              Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Kellogg Company on November 7,
              2000).

     99.1     Press release, dated March 26, 2001, issued by Kellogg Company.

     99.2 Audited consolidated balance sheets and related statements of operations, shareholders' equity and cash flows of Keebler Foods
              Company and subsidiaries at December 30, 2000 and January 1, 2000 and for each of the three years in the period ended December 30, 2000 (incorporated by reference to pages F-1 through F-33 of the Keebler Foods Company Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (the "Keebler 2000 10-K")).

     99.3     Pro forma financial information related to the Keebler Foods
              Company acquisition.

     99.4     Consent of PricewaterhouseCoopers LLP.

     99.5 Copies of pertinent pages of the Keebler 2000 10-K being incorporated by reference.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        KELLOGG COMPANY


                                        By: /s/ Gary H. Pilnick
                                           --------------------
                                        Name:   Gary H. Pilnick
                                        Title:  Vice President
                                                Deputy General Counsel


Date:  March 30, 2001
























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                             EXHIBIT INDEX



     2.1 Agreement and Plan of Restructuring and Merger, dated as of October 26, 2000, by and among Flowers Industries, Inc., Kellogg
              Company and Kansas Merger Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kellogg Company on November 7, 2000).

     2.2 Agreement and Plan of Merger, dated as of October 26, 2000, by and among Keebler Foods Company, Kellogg Company and FK
              Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Kellogg Company on November 7,
              2000).

     99.1     Press release, dated March 26, 2001, issued by Kellogg Company.

     99.2 Audited consolidated balance sheets and related statements of operations, shareholders' equity and cash flows of Keebler Foods
              Company and subsidiaries at December 30, 2000 and January 1, 2000 and for each of the three years in the period ended December 30, 2000 (incorporated by reference to pages F-1 through F-33 of the Keebler 2000 10-K).

     99.3     Pro forma financial information related to the Keebler Foods
              Company acquisition.

     99.4     Consent of PricewaterhouseCoopers LLP.

     99.5 Copies of pertinent pages of the Keebler 2000 10-K being incorporated by reference.